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                      SUPPLEMENT DATED MARCH 10, 2006 TO

        PROSPECTUS DATED APRIL 29, 2005 (AS AMENDED JULY 18, 2005) FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The second paragraph of "The Company" provision in your prospectus is deleted and replaced with the following:

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation.

On March 3, 2006, General Electric Company sold its remaining holdings of Genworth Class A Common Stock to the public. Concurrently with the closing of the remaining Genworth Class A Common Stock to the public, Genworth Financial, Inc. repurchased 15 million shares of Genworth Class B Common Stock directly from General Electric Company. At the close of business on March 3, 2006, General Electric Company no longer held any shares of Genworth common stock.

For any questions please call 888-GENWORTH or visit www.genworth.com.